UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08403

AB INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

66 Hudson Boulevard East

New York, New York 10005

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

66 Hudson Boulevard East

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2024

Date of reporting period: October 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

Class I: ARIIX

October 31, 2024

AB Global Real Estate Investment Fund II

SCAN ME

Please scan QR code for

Fund Information

Annual Shareholder Report

This annual shareholder report contains important information about the AB Global Real Estate Investment Fund II (the “Fund”) for the period of November 1, 2023 to October 31, 2024. You can find additional information about the Fund at https://www.abfunds.com/link/AB/ARIIX-A. You can also request this information by contacting us at (800) 227 4618.

What were the Fund costs for the last year?

(Based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$92	0.80%

How did the Fund perform last year? What affected the Fund’s performance?

During the 12-month period ended October 31, 2024, the Fund outperformed the Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Developed Real Estate (“RE”) Index (net) (the “benchmark”), before sales charges. Security selection drove the outperformance, led by selection within the health care and residential sectors, while selection within the industrial and office sectors detracted. Overall sector allocation was negative. Contributions from an underweight to diversifieds and an overweight to data centers were offset by overweights to industrials and lodging/resorts, which detracted from results. The Fund shares returned 30.40% for the 12-month period ended October 31, 2024. The Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed RE Index (net), which returned 28.46%.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which was immaterial to performance for the 12-month period. The Fund’s performance was not impacted by leverage during this period.

Performance Highlights

Top contributors to performance:

  During the 12-month period, overall security selection contributed and drove outperformance, while allocation to several sectors also contributed.

Top detractors from performance:

  During the 12-month period, overall sector allocation detracted and drove underperformance; security selection in some sectors also detracted.

Class I: ARIIX

1

Fund Performance

The following graph shows the performance of hypothetical $10,000 investments in the Fund, a broad-based securities market index and an additional index that corresponds to the Fund's investment strategies, over the most recently completed 10 fiscal years of the Fund, or since inception, if shorter. The Fund's performance reflects applicable sales charges and assumes the reinvestment of dividends.

	Class I	MSCI World Index (net)	FTSE EPRA/NAREIT Developed RE Index (net)
10/14	$10,000	$10,000	$10,000
10/15	$10,249	$10,177	$10,184
10/16	$10,662	$10,298	$10,437
10/17	$11,581	$12,643	$11,075
10/18	$11,791	$12,789	$11,108
10/19	$14,326	$14,413	$13,362
10/20	$11,633	$15,042	$10,298
10/21	$16,515	$21,122	$14,635
10/22	$12,241	$17,219	$10,984
10/23	$11,956	$19,024	$10,322
10/24	$15,591	$25,431	$13,260

Average Annual Total Returns

AATR	1 Year	5 Years	10 Years
Class I	30.40%	1.71%	4.54%
MSCI World Index (net)	33.68%	12.03%	9.78%
FTSE EPRA/NAREIT Developed RE Index (net)	28.46%	-0.15%	2.86%

The addition of the MSCI World Index (net) broad-based benchmark provides a comparison of the Fund's performance against the broader market as regulatorily required.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

Visit https://www.abfunds.com/link/AB/ARIIX-A for the most recent performance information.

Key Fund Statistics

FUND STATISTICS	Fund Stats
Net Assets	$184,408,817
# of Portfolio Holdings	86
Portfolio Turnover Rate	57%
Total Advisory Fees Paid	$982,872

Class I: ARIIX

2

Graphical Representation of Holdings

10 Top Holdings

Company	U.S. $ Value	% of Net Assets
Prologis, Inc.	$10,718,232	5.8%
Equinix, Inc.	$10,361,193	5.6%
Welltower, Inc.	$7,163,477	3.9%
Digital Realty Trust, Inc.	$6,733,529	3.7%
Simon Property Group, Inc.	$6,161,042	3.3%
Ventas, Inc.	$5,893,445	3.2%
Public Storage	$5,666,413	3.1%
Mid-America Apartment Communities, Inc.	$5,337,762	2.9%
UDR, Inc.	$5,015,969	2.7%
VICI Properties, Inc.	$4,564,547	2.5%
Total	$67,615,609	36.7%

Sector Allocation

Value	Value
Real Estate	97.1%
Consumer Discretionary	1.0%
Health Care	0.9%
Information Technology	0.4%
Communication Services	0.3%
Short-Term Investments	0.2%
Other assets less liabilities	0.1%

Country Breakdown

Value	Value
United States	64.2%
Japan	8.2%
Australia	6.3%
United Kingdom	4.0%
Singapore	3.0%
Hong Kong	2.5%
Germany	2.4%
Canada	2.1%
Sweden	1.8%
France	1.6%
Switzerland	1.4%
Belgium	0.7%
Spain	0.4%
Israel	0.3%
Others	0.9%
Short-Term Investments	0.1%
Other assets less liabilities	0.1%

Availability of Additional Information

You can find additional information on the Fund’s website at https://www.abfunds.com/link/AB/ARIIX-A, including the Fund's:

•   Prospectus

•   Financial information

•   Fund holdings

•   Proxy voting information

You can also request this information by contacting us at (800) 227 4618.

Householding

Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at (800) 227 4618.

Class I: ARIIX

3

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Information regarding the Fund’s Board of Directors’/Trustees’ review of the advisory agreement is available on the Fund’s website https://www.abfunds.com/link/AB/ARIIX-A. You can request this information, free of charge, by contacting us at (800) 227 4618 or by scanning the QR code below.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

SCAN ME

Please scan QR code for

Fund Information

BIREIT-I-0153-1024

Class I: ARIIX

4

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed* by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global Real Estate Investment Fund II	2023	$50,991	$—	$29,993
	2024	$50,991	$—	$31,822

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Real Estate Investment Fund II	2023	$1,791,023	$29,993
			$—
			$(29,993)
	2024	$2,056,128	$31,822
			$—
			$(31,822)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 7 of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

AB GLOBAL REAL ESTATE INVESTMENT FUND II

ANNUAL FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

OCTOBER 31, 2024

Before investing in the Fund, a prospective investor should consider carefully the Fund’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the Fund’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered: • Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Portfolio of Investments

Portfolio of Investments

Global Real Estate Investment Fund II

October 31, 2024

Company	Shares	U.S. $ Value

COMMON STOCKS–99.6%

Equity Real Estate Investment Trusts (REITs)–83.9%
Data Center REITs–9.3%
Digital Realty Trust, Inc.	37,780	$6,733,529
Equinix, Inc.	11,410	10,361,193

		17,094,722

Diversified REITs–5.8%
Charter Hall Group	89,310	881,294
Covivio SA/France	11,893	676,585
Essential Properties Realty Trust, Inc.	91,700	2,905,973
KDX Realty Investment Corp.	514	488,946
Land Securities Group PLC	166,500	1,293,153
Merlin Properties Socimi SA	61,850	690,141
Stockland	1,136,150	3,842,029

		10,778,121

Health Care REITs–9.4%
Aedifica SA	12,610	814,073
American Healthcare REIT, Inc.	130,470	3,470,502
Ventas, Inc.	89,990	5,893,445
Welltower, Inc.	53,110	7,163,477

		17,341,497

Hotel & Resort REITs–2.0%
Hoshino Resorts REIT, Inc.(a)	172	261,098
Japan Hotel REIT Investment Corp.	791	364,730
Ryman Hospitality Properties, Inc.	20,830	2,229,851
Xenia Hotels & Resorts, Inc.	57,370	812,933

		3,668,612

Industrial REITs–15.5%
CapitaLand Ascendas REIT	975,900	1,977,669
Dream Industrial Real Estate Investment Trust	113,577	1,078,384
Goodman Group	154,760	3,695,590
Japan Logistics Fund, Inc.	405	725,653
Lineage, Inc.	15,981	1,183,233
Mapletree Logistics Trust	533,700	532,316
Mitsui Fudosan Logistics Park, Inc.	2,088	1,390,202
Nippon Prologis REIT, Inc.	335	538,976
Prologis, Inc.	94,902	10,718,232
Rexford Industrial Realty, Inc.(a)	81,090	3,477,950
Segro PLC	113,940	1,154,483
STAG Industrial, Inc.	32,750	1,220,920
Tritax Big Box REIT PLC	490,900	893,151

		28,586,759

Multi-Family Residential REITs–9.4%
Comforia Residential REIT, Inc.	553	1,083,746
Independence Realty Trust, Inc.(a)	188,170	3,691,895
Killam Apartment Real Estate Investment Trust	88,440	1,187,796
Mid-America Apartment Communities, Inc.	35,270	5,337,762
UDR, Inc.	118,890	5,015,969
Company	Shares	U.S. $ Value
UNITE Group PLC (The)	96,510	$1,091,727

		17,408,895

Office REITs–4.9%
BXP, Inc.	16,540	1,332,463
COPT Defense Properties	102,480	3,299,856
Daiwa Office Investment Corp.	1,004	1,982,744
Derwent London PLC	30,300	855,641
Dexus	191,630	899,365
Nippon Building Fund, Inc.	772	663,064

		9,033,133

Other Specialized REITs–4.7%
Iron Mountain, Inc.	32,390	4,007,615
VICI Properties, Inc.	143,720	4,564,547

		8,572,162

Retail REITs–14.8%
Acadia Realty Trust	144,960	3,550,070
Brixmor Property Group, Inc.	139,300	3,754,135
CapitaLand Integrated Commercial Trust	1,021,768	1,552,350
Frasers Centrepoint Trust	464,400	783,585
Hammerson PLC	209,200	775,270
Klepierre SA	44,740	1,430,409
Link REIT	261,734	1,219,528
NETSTREIT Corp.(a)	104,139	1,614,155
Realty Income Corp.	71,340	4,235,456
Region Re Ltd.(a)	718,429	1,033,104
Scentre Group	304,200	697,429
Simon Property Group, Inc.	36,430	6,161,042
Supermarket Income Reit PLC(a)	592,470	541,973

		27,348,506

Self-Storage REITs–5.7%
Big Yellow Group PLC	48,570	756,554
Extra Space Storage, Inc.	25,020	4,085,766
Public Storage	17,220	5,666,413

		10,508,733

Single-Family Residential REITs–2.4%
Invitation Homes, Inc.	63,480	1,993,907
Sun Communities, Inc.	18,688	2,479,524

		4,473,431

		154,814,571

Real Estate Management & Development–13.1%
Diversified Real Estate Activities–4.4%
Mitsubishi Estate Co., Ltd.	96,500	1,427,045
Mitsui Fudosan Co., Ltd.	407,100	3,473,519
Sumitomo Realty & Development Co., Ltd.	36,300	1,076,793
Sun Hung Kai Properties Ltd.	205,000	2,219,733

		8,197,090

Real Estate Development–0.7%
Katitas Co., Ltd.(a)	100,500	1,274,244

Real Estate Operating Companies–7.5%
Azrieli Group Ltd.	8,410	642,026

2024 Annual Report	1

Portfolio of Investments (continued)

Company	Shares	U.S. $ Value
CapitaLand Investment Ltd./Singapore(a)	306,000	$646,452
Castellum AB(b)	126,280	1,581,369
Catena AB	16,080	737,081
CTP NV	30,677	513,175
Fastighets AB Balder–Class B(b)	135,490	1,054,049
LEG Immobilien SE	13,430	1,268,698
PSP Swiss Property AG (REG)	18,010	2,557,597
Shurgard Self Storage Ltd.	11,177	478,645
Swire Properties Ltd.	591,600	1,204,023
TAG Immobilien AG(b)	49,403	821,265
Vonovia SE	73,242	2,401,293

		13,905,673

Real Estate Services–0.5%
Unibail-Rodamco-Westfield(b)	10,730	877,416

		24,254,423

Consumer Durables & Apparel–1.0%
Homebuilding–1.0%
Open House Group Co., Ltd.	9,800	361,241
PulteGroup, Inc.	10,840	1,404,105

		1,765,346

Health Care Equipment & Services–0.9%
Health Care Facilities–0.9%
Chartwell Retirement Residences	144,200	1,620,807

Software & Services–0.4%
Internet Services & Infrastructure–0.4%
NEXTDC Ltd.(b)	61,660	658,657

Company	Shares	U.S. $ Value

Telecommunication Services–0.3%
Integrated Telecommunication Services–0.3%
Infrastrutture Wireless Italiane SpA	55,080	$621,014

Total Common Stocks (cost $153,641,764)		183,734,818

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.72%(c)(d)(e) (cost $251,065)	251,065	251,065

Total Investments Before Security Lending Collateral for Securities Loaned–99.8% (cost $153,892,829)		183,985,883

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED–0.1%
Investment Companies–0.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 4.72%(c)(d)(e) (cost $268,477)	268,477	268,477

Total Investments–99.9% (cost $154,161,306)		184,254,360

Other assets less liabilities–0.1%		154,457

Net Assets–100.0%		$184,408,817

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)

Bank of America NA	CAD	953	USD	703	11/07/2024	$18,531

BNP Paribas SA	AUD	1,918	USD	1,321	11/22/2024	58,081

JPMorgan Chase Bank, NA	USD	1,320	AUD	1,918	11/22/2024	(57,458)

NatWest Markets PLC	USD	702	CAD	953	11/07/2024	(17,213)

State Street Bank & Trust Co.	GBP	377	USD	492	11/08/2024	5,897

State Street Bank & Trust Co.	USD	498	GBP	377	11/08/2024	(11,441)

State Street Bank & Trust Co.	AUD	736	USD	485	11/22/2024	127

State Street Bank & Trust Co.	USD	494	AUD	736	11/22/2024	(9,186)

State Street Bank & Trust Co.	USD	378	SEK	3,838	11/22/2024	(17,549)

State Street Bank & Trust Co.	USD	696	NZD	1,101	12/06/2024	(37,807)

State Street Bank & Trust Co.	CHF	356	USD	413	12/20/2024	(979)

State Street Bank & Trust Co.	EUR	915	USD	989	12/20/2024	(8,694)

						$(77,691)

2	AB Global Real Estate Investment Fund II

(a)	Represents entire or partial securities out on loan. See Note D for securities lending information.
(b)	Non-income producing security.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

2024 Annual Report	3

Statement of Assets & Liabilities—October 31, 2024

ASSETS

Investments in securities, at value

Unaffiliated issuers (cost $153,641,764)	$183,734,818	(a)

Affiliated issuers (cost $519,542—including investment of cash collateral for securities loaned of $268,477)	519,542

Foreign currencies, at value (cost $275,008)	263,300

Receivable for investment securities sold	925,514

Unaffiliated dividends receivable	308,930

Unrealized appreciation on forward currency exchange contracts	82,636

Receivable for capital stock sold	8,266

Affiliated dividends receivable	3,753

Receivable due from Adviser	224

Other assets	4,554

Total assets	185,851,537

LIABILITIES

Payable for investment securities purchased	664,481

Payable for collateral received on securities loaned	268,477

Unrealized depreciation on forward currency exchange contracts	160,327

Advisory fee payable	88,337

Audit and tax fee payable	78,506

Administrative fee payable	53,537

Payable for capital stock redeemed	32,475

Directors’ fees payable	1,923

Transfer Agent fee payable	1,500

Accrued expenses	93,157

Total liabilities	1,442,720

NET ASSETS	$184,408,817

COMPOSITION OF NET ASSETS

Capital stock, at par	$17,365

Additional paid-in capital	171,596,479

Distributable earnings	12,794,973

Net Assets	$184,408,817

Class I Net Asset Value Per Share—3 billion shares of capital stock authorized, $.001 par value (based on 17,365,375 capital shares outstanding)	$10.62

(a) Includes securities on loan with a value of $9,663,608 (see Note D).

See Notes to Financial Statements.

4	AB Global Real Estate Investment Fund II

Statement of Operations—year ended October 31, 2024

INVESTMENT INCOME

Dividends

Unaffiliated issuers (net of foreign taxes withheld of $255,909)	$6,108,678

Affiliated issuers	32,329

Interest	947

Securities lending income	17,113	$6,159,067

EXPENSES

Advisory fee (see Note B)	985,290

Administrative	92,797

Audit and tax	86,241

Custody and accounting	61,836

Legal	45,087

Registration fees	35,478

Transfer agency	32,259

Printing	29,694

Directors’ fees	22,258

Miscellaneous	37,227

Total expenses	1,428,167

Less: expenses waived and reimbursed by the Adviser (see Notes B & D)	(2,418)

Net expenses		1,425,749

Net investment income		4,733,318

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions		(1,746,120)

Forward currency exchange contracts		47,355

Foreign currency transactions		(61,618)

Net change in unrealized appreciation (depreciation) of:

Investments		43,288,186

Forward currency exchange contracts		(36,808)

Foreign currency denominated assets and liabilities		12,080

Net gain on investment and foreign currency transactions		41,503,075

Net Increase in Net Assets from Operations		$46,236,393

See Notes to Financial Statements.

2024 Annual Report	5

Statement of Changes in Net Assets

	YEAR ENDED 10/31/24	YEAR ENDED 10/31/23

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

Net investment income	$4,733,318	$4,833,805

Net realized loss on investment and foreign currency transactions	(1,760,383)	(11,761,371)

Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	43,263,458	4,043,740

Net increase (decrease) in net assets from operations	46,236,393	(2,883,826)

Distribution to Shareholders	(5,099,434)	(10,124,620)

Capital Stock Transactions

Net decrease	(14,310,526)	(4,715,204)

Total increase (decrease)	26,826,433	(17,723,650)

NET ASSETS

Beginning of period	157,582,384	175,306,034

End of period	$184,408,817	$157,582,384

See Notes to Financial Statements.

6	AB Global Real Estate Investment Fund II

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	CLASS I
	YEAR ENDED 10/31/24	YEAR ENDED 10/31/23	YEAR ENDED 10/31/22	YEAR ENDED 10/31/21	YEAR ENDED 10/31/20

Net asset value, beginning of period	$8.38	$9.08	$12.89	$9.20	$12.38

Income From Investment Operations

Net investment income (a)(b)	.26	.25	.25	.21	.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.26	(.41)	(3.45)	3.64	(2.39)

Net increase (decrease) in net asset value from operations	2.52	(.16)	(3.20)	3.85	(2.18)

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.19)	(.43)	(.16)	(.48)

Distributions from net realized gain on investment transactions	0	(.35)	(.18)	0	(.35)

Return of capital	0	0	0	0	(.17)

Total dividends and distributions	(.28)	(.54)	(.61)	(.16)	(1.00)

Net asset value, end of period	$10.62	$8.38	$9.08	$12.89	$9.20

Total Return

Total investment return based on net asset value (c)	30.40%	(2.33)%	(25.88)%	41.97%	(18.80)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000’s omitted)	$184,409	$157,582	$175,306	$259,812	$215,548

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.80%	.80%	.74%	.72%	.72%

Expenses, before waivers/reimbursements	.80%	.80%	.74%	.72%	.72%

Net investment income (b)	2.64%	2.69%	2.25%	1.76%	2.11%

Portfolio turnover rate	57%	43%	53%	46%	48%

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2024 Annual Report	7

Notes to Financial Statements—October 31, 2024

NOTE A	Significant Accounting Policies

AB Institutional Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, is comprised of one fund, AB Global Real Estate Investment Fund II (the “Fund”). The Fund offers Class I shares. Sales are made without a sales charge, at the Fund’s net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1.	Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

8	AB Global Real Estate Investment Fund II

2.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above).

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

2024 Annual Report	9

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2024:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Equity Real Estate Investment Trusts (REITs)	$123,171,673	$31,642,898		$0	$154,814,571

Real Estate Management & Development	0	24,254,423		0	24,254,423

Consumer Durables & Apparel	1,765,346	0		0	1,765,346

Health Care Equipment & Services	1,620,807	0		0	1,620,807

Software & Services	0	658,657		0	658,657

Telecommunication Services	0	621,014			621,014

Short-Term Investments	251,065	0		0	251,065

Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	268,477	0		0	268,477

Total Investments in Securities	127,077,368	57,176,992	(a)	0	184,254,360

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	82,636		0	82,636

Liabilities:

Forward Currency Exchange Contracts	0	(160,327)		0	(160,327)

Total	$127,077,368	$57,099,301		$0	$184,176,669

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3.	Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4.	Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

10	AB Global Real Estate Investment Fund II

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5.	Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6.	Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7.	Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B	Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2024, the reimbursement for such services amounted to $92,797.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,500 for the year ended October 31, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2024, such waiver amounted to $1,003.

2024 Annual Report	11

Notes to Financial Statements (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2024 is as follows:

FUND	MARKET VALUE 10/31/23 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 10/31/24 (000)	DIVIDEND INCOME (000)
Government Money Market Portfolio	$479	$48,475	$48,702	$252	$32
Government Money Market Portfolio (a)	2,917	29,716	32,365	268	3

Total				$520	$35

(a)	Investments of cash collateral for securities lending transactions (see Note D).

NOTE C	Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2024 were as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$100,422,214	$114,593,738

U.S. government securities	0	0

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$157,046,979

Gross unrealized appreciation	$33,108,247

Gross unrealized depreciation	(5,900,866)

Net unrealized appreciation	$27,207,381

1.	Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

12	AB Global Real Estate Investment Fund II

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2024, the Fund had entered into the following derivatives:

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$82,636	Unrealized depreciation on forward currency exchange contracts	$160,327

Total		$82,636		$160,327

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$47,355	$(36,808)

Total		$47,355	$(36,808)

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2024:

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$5,501,847

Average principal amount of sale contracts	$5,818,907

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

2024 Annual Report	13

Notes to Financial Statements (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America NA	$18,531	$0	$0	$0	$18,531

BNP Paribas SA	58,081	0	0	0	58,081

State Street Bank & Trust Co.	6,024	(6,024)	0	0	0

Total	$82,636	$(6,024)	$0	$0	$76,612	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

JPMorgan Chase Bank, NA	$57,458	$0	$0	$0	$57,458

NatWest Markets PLC	17,213	0	0	0	17,213

State Street Bank & Trust Co.	85,656	(6,024)	0	0	79,632

Total	$160,327	$(6,024)	$0	$0	$154,303	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2.	Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE D	Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund

14	AB Global Real Estate Investment Fund II

amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the year ended October 31, 2024 is as follows:

MARKET VALUE OF SECURITIES ON LOAN*	CASH COLLATERAL*	MARKET VALUE OF NON-CASH COLLATERAL*	INCOME FROM BORROWERS	GOVERNMENT MONEY MARKET PORTFOLIO
				INCOME EARNED	ADVISORY FEE WAIVED

$9,663,608	$268,477	$9,954,399	$14,405	$2,708	$1,415

*	As of October 31, 2024.

NOTE E	Capital Stock

Transactions in capital shares were as follows:

	SHARES		AMOUNT

	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2024	YEAR ENDED OCTOBER 31, 2023

Shares sold	1,219,162	1,591,204	$11,790,870	$14,773,096

Shares issued in reinvestment of dividends and distributions	396,740	967,837	3,869,545	8,983,402

Shares redeemed	(3,052,766)	(3,061,002)	(29,970,941)	(28,471,702)

Net decrease	(1,436,864)	(501,961)	$(14,310,526)	$(4,715,204)

NOTE F	Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall, and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities

2024 Annual Report	15

Notes to Financial Statements (continued)

with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Real Estate Risk—The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors affecting the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes. Some REITs may utilize leverage, which increases investment risk and may potentially increase the Fund’s losses.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the desired results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

16	AB Global Real Estate Investment Fund II

NOTE G	Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2024.

NOTE H	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2024 and October 31, 2023 were as follows:

	2024	2023
Distributions paid from:

Ordinary income	$5,099,434	$3,390,689

Net long-term capital gains	0	6,733,931

Total taxable distributions paid	$5,099,434	$10,124,620

As of October 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,793,345

Accumulated capital and other losses	(16,188,785	)(a)

Unrealized appreciation (depreciation)	27,190,407	(b)

Total accumulated earnings (deficit)	$12,794,967

(a)	As of October 31, 2024, the Fund had a net capital loss carryforward of $16,188,785.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2024, the Fund had a net short-term capital loss carryforward of $1,708,780 and a net long-term capital loss carryforward of $14,480,005, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to distributable earnings or additional paid-in capital.

NOTE I	Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update, ASU 2023-07, “Segment Reporting (Topic 280)”. ASU 2023-07 requires public entities to provide disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all necessary disclosures required by Topic 280 it, (ii)

2024 Annual Report	17

requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit and loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Early adoption of ASU 2023-07 is permitted. Management is currently evaluating the impact, if any, of applying ASU 2023-07.

NOTE J	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

18	AB Global Real Estate Investment Fund II

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of AB Institutional Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Institutional Funds, Inc. (the “Company”) (comprising AB Global Real Estate Investment Fund II (the “Fund”)), including the portfolio of investments, as of October 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund comprising AB Institutional Funds, Inc. at October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 23, 2024

2024 Annual Report	19

2024 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2024. For individual shareholders, the Fund designates 23.54% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

20	AB Global Real Estate Investment Fund II

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Institutional Funds, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Real Estate Investment Fund II (the “Fund”) at a meeting held by video conference on May 7-9, 2024 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2022 and 2023 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the

2024 Annual Report	21

profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class I Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class I Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2024 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory

22	AB Global Real Estate Investment Fund II

restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Class I expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was lower than the medians. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

2024 Annual Report	23

Distributor

AB GLOBAL REAL ESTATE INVESTMENT FUND II, INC.

66 HUDSON BOULEVARD EAST NEW YORK, NY 10001

(212) 756-4097

BIREIT-0151-1024

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

There were no disagreements with accountants during the reporting period.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

AInstF

At a Special Meeting held on July 18, 2024, shareholders of AB Global Real Estate Fund II (the “Fund”), a series of AB Institutional Funds, Inc., elected Directors in connection with the establishment of a single, unitary board (“Unitary Board”) responsible for overseeing mutual funds, exchange-traded funds and certain closed-end investment companies sponsored and advised by the Adviser. In connection with the establishment of the Unitary Board, Ms. Jacklin and Messrs. Downey and Turner will retire as Directors effective December 31, 2024, and Mr. Erzan will resign as a Director effective December 31, 2024, but will continue to serve as President and Chief Executive Officer of the AB Funds. Shareholders of the Fund elected four individuals to serve as Directors effective January 1, 2025 (the “Directors-Elect”), who will serve on the Unitary Board with current Directors Mses. Loeb and McMullen and Messrs. Bermudez and Moody. The number of votes cast for and withheld, as well as the number of abstentions and broker non-votes with respect to the election of each nominee for office is included below.

Director:	Voted For	Withheld Authority	Abstained	Broker Non-Votes
Jorge A. Bermudez	6,481,192.891	85,373.419	N/A	N/A
Alexander Chaloff	6,482,535.519	84,030.791	N/A	N/A
R. Jay Gerken	6,482,535.519	84,030.791	N/A	N/A
Jeffrey R. Holland	6,482,535.519	84,030.791	N/A	N/A
Jeanette W. Loeb	6,482,535.519	84,030.791	N/A	N/A
Carol C. McMullen	6,478,582.230	87,984.080	N/A	N/A
Garry L. Moody	6,481,192.891	85,373.419	N/A	N/A
Emilie D. Wrapp	6,468,066.464	98,499.846	N/A	N/A

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Aggregate remuneration paid to all Directors and advisory board members are included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Statement regarding basis for Approval of Investment Advisory Contract included within the Financial Statements under Item 7 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY OF AND AFFILIDATED PURCHASERS.

Not applicable to the registrant.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable to the registrant

ITEM 19. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

19(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Institutional Funds, Inc.
By:	/s/ Onur Erzan
Onur Erzan
President
Date:	December 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	December 30, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	December 30, 2024